Exhibit 99.1

Harvard Bioscience Announces Third Quarter 2021 Financial Results

Strong double digit revenue growth, solid margin performance despite global supply chain disruptions

•	Revenue up 23% year-over-year as sales momentum continues
•	Pre-clinical product revenue up 28%
•	Cellular and Molecular Technologies (CMT) product revenue up 19%

HOLLISTON, Mass., November 3, 2021 (GLOBE NEWSWIRE) -- Harvard Bioscience, Inc. (Nasdaq: HBIO) (the “Company”) today announced financial results for the period ended September 30, 2021.

Jim Green, Chairman and CEO said, “The positive trends we reported in the first half of 2021 have carried through with our strong top line performance in Q3. Demand for our pre-clinical products was very strong, with revenue up 28% over prior year, and also up significantly over pre-Covid levels. Our CMT products also experienced meaningful growth, up 19% over prior year as academic lab sales continue to recover. Operating income was adversely impacted by increased material, freight and labor costs associated with ongoing global supply disruptions.”

Mr. Green concluded, “We expect revenue growth of 15% to 17% for 2021 compared to 2020 based on sales momentum, up from prior expectations of 12% to 15%. Although supply disruptions are forcing extra costs in the short term, we still expect adjusted operating margin expansion to the mid-teens for the year.”

Quarterly Financial Results Summary	Q3'21		Q3'20

Revenues	$29.7	million	$24.0	million

Operating Income (GAAP)	$0.5	million	$0.2	million
Adjusted Operating Income	$3.9	million	$3.6	million
Operating Margin (GAAP)	1.8%		0.8%
Adjusted Operating Margin	13.3%		14.8%

Loss Per Share (GAAP)	$(0.00)		$(0.03)
Adjusted Diluted Earnings Per Share	$0.06		$0.04

Net Debt*	$40.9	million	$41.6	million

* Debt outstanding less cash and cash equivalents

For more details on Q3 performance, a slide presentation that will be referenced during the webcast will be posted to our Investor Relations website shortly before the webcast begins.

Please refer to the exhibits below for a reconciliation of certain non-GAAP to GAAP financial measures, including operating income, net income and loss, diluted earnings per share and adjusted EBITDA. Please see “Use of Non-GAAP Financial Information” for additional information regarding our use of such adjusted financial information.

Webcast and Conference Call Details

Harvard Bioscience will be hosting a conference call and webcast today at 8:00 a.m. Eastern Time. You can access the live conference call by dialing the following phone numbers: toll-free 1 (877) 303-7611 or international 1 (970) 315-0445 and referencing the conference ID# 8391005.

The conference call will be simultaneously webcast and can be accessed through the Harvard Bioscience website. To listen to the webcast, log on to the webcast at: http://investor.harvardbioscience.com/ and click on the Earnings Call icon.

Use of Non-GAAP Financial Information

In this press release, we have included non-GAAP financial information including adjusted operating income, adjusted net income, adjusted diluted earnings per share, and adjusted EBITDA. We believe that this non-GAAP financial information provides investors with an enhanced understanding of the underlying operations of the business. For the periods presented, these non-GAAP financial measures have excluded certain expenses and income primarily resulting from purchase accounting or events that we do not believe are related to the underlying operations of the business such as amortization of intangibles related to acquisitions, costs related to acquisition, disposition and integration initiatives, impairment charges, severance, restructuring and other business transformation expenses, and stock-based compensation expense. They also exclude the tax impact of the reconciling items. This non-GAAP financial information approximates information used by our management to internally evaluate the operating results of the Company. Tabular reconciliations of our adjusted operating income, adjusted net income (loss), adjusted earnings (loss) per diluted share, and adjusted EBITDA are included as exhibits below in this press release.

The non-GAAP financial information provided in this press release should be considered in addition to, not as a substitute for, the financial information provided and presented in accordance with GAAP and may be different than other companies’ non-GAAP financial information.

About Harvard Bioscience

Harvard Bioscience is a leading developer, manufacturer and seller of technologies, products and services that enable fundamental research, discovery, and pre-clinical testing for drug development. Our customers range from renowned academic institutions and government laboratories, to the world’s leading pharmaceutical, biotechnology and contract research organizations. With operations in North America, Europe, and China, we sell through a combination of direct and distribution channels to customers around the world.

For more information, please visit our website at www.harvardbioscience.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. You can identify these statements by our use of such words as "will," "guidance," "objectives," "optimistic," "potential," "future," "expects," "plans," "estimates," "continue," "drive," "strategy," "potential," "potentially," "growth," "long-term," "projects," "projected," "intends," "believes," "goals," "sees," "seek," "develop" "possible" "new," "emerging," "opportunity," "pursue" and similar expressions that do not relate to historical matters. Forward-looking statements in this press release or that may be made during our conference call may include, but are not limited to, statements or inferences about the Company's or management's beliefs or expectations, the Company's anticipated future revenues and earnings, the strength of the Company's market position and business model, industry outlook, the impact of the COVID-19 pandemic on the Company’s business, the Company's business strategy, the positioning of the Company for growth, the market demand and opportunity for the Company's current products, or products it is developing or intends to develop, and the Company's plans, objectives and intentions that are not historical facts. These statements involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Investors should note that many factors, as more fully described under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, and in our other filings with the Securities and Exchange Commission and as otherwise enumerated herein or therein may cause the Company's actual results to differ materially from those in the forward-looking statements. The forward-looking statements in this press release are qualified by these risk factors. The Company's results may also be affected by factors of which the Company is not currently aware. The Company may not update these forward-looking statements, even though its situation may change in the future, unless it has obligations under the federal securities laws to update and disclose material developments related to previously disclosed information.

For investor inquiries, please contact Michael A. Rossi, Chief Financial Officer at (508) 893-8999.

Exhibit 1

HARVARD BIOSCIENCE, INC.

Consolidated Statements of Operations

(unaudited, in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020

Revenues	$29,663	$24,037	$85,849	$71,116
Cost of revenues	13,355	10,542	37,757	30,783
Gross profit	16,308	13,495	48,092	40,333

Operating expenses:
Sales and marketing expenses	6,183	4,588	17,299	14,446
General and administrative expenses	5,458	5,399	18,190	17,828
Research and development expenses	2,660	1,949	7,848	6,336
Amortization of intangible assets	1,459	1,377	4,388	4,258
Total operating expenses	15,760	13,313	47,725	42,868

Operating income	548	182	367	(2,535)

Other (expense) income:
Interest expense	(373)	(1,205)	(1,161)	(3,737)
Other expense, net	(130)	(392)	(477)	(472)
Total other expense	(503)	(1,597)	(1,638)	(4,209)

Income (loss) before income taxes	45	(1,415)	(1,271)	(6,744)
Income tax expense (benefit)	215	(317)	(22)	451
Net loss	$(170)	$(1,098)	$(1,249)	$(7,195)

Loss per common share:
Basic and diluted	$(0.00)	$(0.03)	$(0.03)	$(0.19)

Weighted-average common shares:
Basic and diluted	40,754	38,920	40,202	38,540

Exhibit 2

HARVARD BIOSCIENCE, INC.

Condensed Consolidated Balance Sheets

(unaudited, in thousands)

	September 30, 2021	December 31, 2020
Assets
Cash and cash equivalents	$5,548	$8,317
Accounts receivables	18,340	17,766
Inventories	25,978	22,262
Other current assets	5,820	3,355
Total current assets	55,686	51,700
Property, plant and equipment	3,453	3,960
Goodwill and other intangibles	86,928	91,741
Other long-term assets	7,805	8,853
Total assets	$153,872	$156,254

Liabilities and Stockholders' Equity
Current portion, long-term debt	$2,470	$1,721
Other current liabilities	21,036	19,332
Total current liabilities	23,506	21,053
Long-term debt	42,740	46,286
Other long-term liabilities	10,739	12,234
Stockholders’ equity	76,887	76,681
Total liabilities and stockholders’ equity	$153,872	$156,254

Exhibit 3

HARVARD BIOSCIENCE, INC.

Condensed Consolidated Statements of Cash Flows

(unaudited, in thousands)

	Nine Months Ended
	September 30, 2021	September 30, 2020
Cash flows from operating activities:
Net loss	$(1,249)	$(7,195)
Adjustments to operating cash flows	8,547	8,676
Changes in operating assets and liabilities	(6,153)	5,360
Net cash provided by operating activities	1,145	6,841

Cash flows from investing activities:
Additions to property, plant and equipment	(837)	(1,088)
Addition to intangible assets	(150)	-
Net cash used in investing activities	(987)	(1,088)

Cash flows from financing activities:
Proceeds from borrowings	2,500	9,615
Repayments of debt	(5,500)	(20,251)
Payments of debt issuance costs	(102)	-
Proceeds from exercise of stock options	2,909	194
Taxes related to net share settlemenrt of equity awards	(2,653)	(882)
Net cash used in financing activities	(2,846)	(11,324)

Effect of exchange rate changes on cash	(81)	42
Decrease in cash and cash equivalents	(2,769)	(5,529)
Cash and cash equivalents at the beginning of period	8,317	8,335
Cash and cash equivalents at the end of period	$5,548	$2,806

Exhibit 4

HARVARD BIOSCIENCE, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures (unaudited)

Three Months Ended September 30, 2021

(in thousands, except per share data)

		Stock-Based	Acquired Assets	Restructuring,	Income
Statement of Operations	GAAP	Compensation	Amortization	Transformation	Taxes	ADJUSTED

Revenues	$29,663	-	-	-	-	$29,663
Cost of revenues	13,355	(32)	(15)	(94)	-	13,214
Gross profit	16,308	32	15	94	-	16,449

Gross Margin	55.0%					55.5%

Operating expenses:
Sales and marketing expenses	6,183	(149)	(2)	(261)	-	5,771
General and administrative expenses	5,458	(790)	(16)	(426)	-	4,226
Research and development expenses	2,660	(33)	(10)	(113)	-	2,504
Amortization of intangible assets	1,459	-	(1,459)	-	-	-
Total operating expenses	15,760	(972)	(1,487)	(800)	-	12,501

Operating Expenses - % of Revenue	53.1%					42.1%

Operating income	548	1,004	1,502	894	-	3,948

Operating Margin	1.8%					13.3%

Other (expense) income:
Interest expense	(373)	-	-	-	-	(373)
Other expense, net	(130)	-	-	-	-	(130)
Total other expense	(503)	-	-	-	-	(503)

Income before income taxes	45	1,004	1,502	894	-	3,445
Income tax expense	215	-	-	-	580	795
Net (loss) income	$(170)	$1,004	$1,502	$894	$(580)	$2,650

(Loss) income per share	$(0.00)					$0.06

Diluted weighted average common shares	40,754					43,500

Exhibit 4.1

HARVARD BIOSCIENCE, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures (unaudited)

Three Months Ended September 30, 2020

(in thousands, except per share data)

		Stock-Based	Acquired Assets	Restructuring,	Income
Statement of Operations	GAAP	Compensation	Amortization	Transformation	Taxes	ADJUSTED

Revenues	$24,037	-	-	-	-	$24,037
Cost of revenues	10,542	(18)	(19)	(19)	-	10,486
Gross profit	13,495	18	19	19	-	13,551

Gross Margin	56.1%					56.4%

Operating expenses:
Sales and marketing expenses	4,588	(91)	(2)	(15)	-	4,480
General and administrative expenses	5,399	(908)	(18)	(834)	-	3,639
Research and development expenses	1,949	(62)	(13)	(9)	-	1,865
Amortization of intangible assets	1,377	-	(1,377)	-	-	-
Total operating expenses	13,313	(1,061)	(1,410)	(858)	-	9,984

Operating Expenses - % of Revenue	55.4%					41.5%

Operating income	182	1,079	1,429	877	-	3,567

Operating Margin	0.8%					14.8%

Other (expense) income:
Interest expense	(1,205)	-	-	-	-	(1,205)
Other expense, net	(392)	-	-	-	-	(392)
Total other expense	(1,597)	-	-	-	-	(1,597)

(Loss) income before income taxes	(1,415)	1,079	1,429	877	-	1,970
Income tax (benefit) expense	(317)	-	-	-	823	506
Net (loss) income	$(1,098)	$1,079	$1,429	$877	$(823)	$1,464

(Loss) income per share	$(0.03)					$0.04

Diluted weighted average common shares	38,920					40,307

Exhibit 4.2

HARVARD BIOSCIENCE, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures (unaudited)

Nine Months Ended September 30, 2021

(in thousands, except per share data)

		Stock-Based	Acquired Assets	Restructuring,	Income
Statement of Operations	GAAP	Compensation	Amortization	Transformation	Taxes	ADJUSTED

Revenues	$85,849	-	-	-	-	$85,849
Cost of revenues	37,757	(83)	(51)	(247)	-	37,376
Gross profit	48,092	83	51	247	-	48,473

Gross Margin	56.0%					56.5%

Operating expenses:
Sales and marketing expenses	17,299	(373)	(6)	(375)	-	16,545
General and administrative expenses	18,190	(2,593)	(49)	(2,380)	-	13,168
Research and development expenses	7,848	(87)	(32)	(408)	-	7,321
Amortization of intangible assets	4,388	-	(4,388)	-	-	-
Total operating expenses	47,725	(3,053)	(4,475)	(3,163)	-	37,034

Operating Expenses - % of Revenue	55.6%					43.1%

Operating (loss) income	367	3,136	4,526	3,410	-	11,439

Operating Margin	0.4%					13.3%

Other (expense) income:
Interest expense	(1,161)	-	-	-	-	(1,161)
Other expense, net	(477)	-	-	-	-	(477)
Total other expense	(1,638)	-	-	-	-	(1,638)

(Loss) income before income taxes	(1,271)	3,136	4,526	3,410	-	9,801
Income tax (benefit) expense	(22)	-	-	-	2,365	2,343
Net (loss) income	$(1,249)	$3,136	$4,526	$3,410	$(2,365)	$7,458

(Loss) income per share	$(0.03)					$0.17

Diluted weighted average common shares	40,202					43,113

Exhibit 4.3

HARVARD BIOSCIENCE, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures (unaudited)

Nine Months Ended September 30, 2020

(in thousands, except per share data)

		Stock-Based	Acquired Assets	Restructuring,	Income
Statement of Operations	GAAP	Compensation	Amortization	Transformation	Taxes	ADJUSTED

Revenues	$71,116	-	-	-	-	$71,116
Cost of revenues	30,783	(43)	(59)	(21)	-	30,660
Gross profit	40,333	43	59	21	-	40,456

Gross Margin	56.7%					56.9%

Operating expenses:
Sales and marketing expenses	14,446	(205)	(6)	(125)	-	14,110
General and administrative expenses	17,828	(2,248)	(52)	(3,480)	-	12,048
Research and development expenses	6,336	(145)	(44)	(7)	-	6,140
Amortization of intangible assets	4,258	-	(4,258)	-	-	-
Total operating expenses	42,868	(2,598)	(4,360)	(3,612)	-	32,298

Operating Expenses - % of Revenue	60.3%					45.4%

Operating (loss) income	(2,535)	2,641	4,419	3,633	-	8,158

Operating Margin	-3.6%					11.5%

Other (expense) income:
Interest expense	(3,737)	-	-	-	-	(3,737)
Other expense, net	(472)	-	-	-	-	(472)
Total other expense	(4,209)	-	-	-	-	(4,209)

(Loss) income before income taxes	(6,744)	2,641	4,419	3,633	-	3,949
Income tax expense	451	-	-	-	435	886
Net (loss) income	$(7,195)	$2,641	$4,419	$3,633	$(435)	$3,063

(Loss) income per share	$(0.19)					$0.08

Diluted weighted average common shares	38,540					39,824

Exhibit 5

HARVARD BIOSCIENCE, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures (unaudited)
(in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Operating income	$548	$182	$367	$(2,535)
Amortization of intangible assets	1,459	1,377	4,388	4,258
Depreciation expense	420	471	1,311	1,453
Stock-based compensation expense	1,004	1,079	3,136	2,641
Restructuring and transformation costs	893	877	3,408	3,635
Adjusted EBITDA	$4,324	$3,986	$12,610	$9,452